Exhibit 10.8

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of March 30, 2011 (this "Agreement"), to the Credit Agreement referred to below is entered into by and among S SQUARED, L.L.C., an Illinois limited liability company ("S Squared"), ENVERSA COMPANIES, LLC, a Texas limited liability company ("Enversa") (S Squared and Enversa are individually referred to herein as a "Borrower" and collectively as "Borrowers"), each Person that executes this Agreement as a guarantor (each a "Guarantor" and collectively, "Guarantors") and EMERALD CREST MANAGEMENT COMPANY, LLC, a Delaware limited liability company, as agent for itself and Lenders referred to below (in such capacity, together with any successor in such capacity, "Agent").

WHEREAS, Borrowers, Sovereign – Emerald Crest Capital Partners II, LP, and Pacific Specialty Insurance Company (each a "Lender" and, collectively, "Lenders") and Agent have concurrently herewith entered into that certain Credit Agreement dated as of March 30, 2011 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Credit Agreement"), pursuant to which Lenders have agreed to make loans to Borrowers (the "Loans") in an aggregate principal amount not to exceed the Total Commitment (as defined under the Credit Agreement);

WHEREAS, pursuant to Article XI of the Credit Agreement, Borrowers' obligation to repay the Loans and to perform all of the other Obligations are to be guaranteed, jointly and severally, by Guarantors; and

WHEREAS, Guarantors have determined that the execution, delivery and performance of this Agreement will directly benefit, and are within the corporate purposes and in the best interests of, Guarantors.  Accordingly, Guarantors desire to execute and deliver this Agreement in order to join in and assume the obligations of Guarantors under the Credit Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Definitions.  Reference is hereby made to the Credit Agreement for a statement of the terms thereof.  All terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth in the Credit Agreement.

SECTION 2.   Joinder of Guarantors.

(a)        By its execution of this Agreement, each Guarantor hereby (i) confirms that the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as to such Guarantor as of the Effective Date of the Credit Agreement, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date), and (ii) agrees that, from and after the effective date of this Agreement, such Guarantor shall be a party to the Credit Agreement and shall be bound by, and hereby assumes, as a Guarantor, all of the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to Guarantors, including, without limitation, the guaranty of the Obligations made by Guarantors, jointly and severally, in favor of Agent and Lenders pursuant to Article XI of the Credit Agreement.  Each Guarantor hereby agrees that from and after the effective date of this Agreement each reference to a "Guarantor" or a "Loan Party" and each reference to the "Guarantors" or the "Loan Parties" in the Credit Agreement shall include Guarantors hereuder.  Each Guarantor acknowledges that it has received a copy of the Credit Agreement and each other Loan Document and that it has read and understands the terms thereof.

(b)        Attached hereto are supplements to each Schedule to the Credit Agreement that include all information required to be provided therein with respect to, and only with respect to, Guarantors.  The Schedules to the Credit Agreement shall, without further action, be amended to include the information contained in each such supplement.

(c)        Notwithstanding anything to the contrary contained in this Agreement:

(i)        Guarantors shall not be required to provide supplemental schedules as required under Section 2(b) hereof or otherwise under the Loan Documents if such information with respect to each Guarantor is already included in such schedules; and

(ii)        Guarantors shall not be required to provide documents under Section 3 hereof if Guarantors have already provided such documents or comparable documents pursuant to the terms of the Loan Documents.

SECTION 3.   Effectiveness.  This Agreement shall become effective upon its execution by Agent and receipt by Agent of the following, in each case in form and substance satisfactory to Agent:

(a)        original counterparts to this Agreement, duly executed by Borrowers, Guarantors and Agent, together with the supplemental Schedules referred to in Section 2(b) hereof, if applicable;

(b)        a Pledge and Security Agreement, duly executed by each Guarantor, together with any supplemental schedules, instruments of assignment or other documents required to be delivered to Agent pursuant to the terms thereof, together with:  (i) certificates, if any, representing 100% of the issued and outstanding Capital Stock of Guarantors and each Subsidiary of Guarantors, (ii) all original promissory notes of Guarantors, if any, that are required to be delivered under the Loan Documents, in each case, accompanied by instruments of assignment and transfer in such form as Agent may reasonably request, and (iii) a certificate of the appropriate official(s) of the jurisdiction of organization and each jurisdiction of foreign qualification of Guarantors and each Subsidiary of Guarantors, certifying as to the subsistence in good standing of, and the payment of taxes by, Guarantors and each Subsidiary of Guarantors in such jurisdiction.

(c)        (i) appropriate financing statements on Form UCC-1 duly filed in such office or offices as may be reasonably necessary or, in the opinion of Agent, desirable to perfect the security interests purported to be created by the Pledge and Security Agreement and (ii) evidence reasonably satisfactory to Agent of the filing of such UCC-1 financing statements;

(d)        a favorable written opinion of counsel to the Loan Parties as to such matters as Agent may reasonably request; and

(e)        such other agreements, instruments or other documents as Agent may reasonably request in order to create, perfect, establish the first priority (subject in priority only to Permitted Liens that, pursuant to the terms of the Credit Agreement, are permitted to be prior to the Liens in favor of Agent, for the benefit of Agent and Lenders) of or otherwise protect any Lien purported to be covered by the Pledge and Security Agreement or any Mortgage or otherwise to effect the intent that Guarantors shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of Guarantors shall become Collateral for the Obligations, free and clear of all Liens other than Permitted Liens.

SECTION 4.   Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered by hand, Federal Express or other reputable overnight courier, if to Guarantors, to them at the address set forth below the Guarantors' signatures to this Agreement, and if to a Borrower or Agent, to it at its address specified in the Credit Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 4.  All such notices and other communications shall be effective, (a) if mailed (certified mail, postage prepaid and return receipt requested), when received or 3 days after deposited in the mails, whichever occurs first, (b) if telecopied, when transmitted and confirmation received, or (c) if delivered by hand, Federal Express or other reputable overnight courier, upon delivery.

SECTION 5.   General Provisions.

(a)        Each Borrower and each Guarantor hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date), and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.  Each Borrower and each Guarantor hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Credit Agreement or any other Loan Document.

(b)        Except as supplemented hereby, the Credit Agreement and each other Loan Document are and shall continue to be, and shall remain, in full force and effect.

This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (ii) to prejudice any right or rights that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(c)        Each Guarantor hereby expressly (i) authorizes Agent to file appropriate financing statements or continuation statements, and amendments thereto (including without limitation, any such financing statements that indicate the Collateral as "all assets" or words of similar import), in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the Liens created by the Pledge and Security Agreement and each of the other Loan Documents and (ii) ratifies such authorization to the extent that Agent has filed any such financing statements or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of the Pledge and Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(d)        Borrowers agree to pay or reimburse Agent and Lenders for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable fees and disbursements of counsel.

(e)        This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(f)        Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(g)        FOR PURPOSES OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, IN ACCORDANCE WITH SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY CONSENT AND SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF

ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWERS AT THEIR ADDRESS FOR NOTICES AS SET FORTH IN THE CREDIT AGREEMENT, TO THE GUARANTORS AT THEIR ADDRESSES AS SET FORTH BELOW, AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.  EACH BORROWER AND EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND LENDERS TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER BORROWER OR ANY GUARANTOR IN ANY OTHER JURISDICTION.  EACH BORROWER AND EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT A BORROWER OR ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

(h)        IT IS THE INTENT OF THE PARTIES HERETO THAT, IN ACCORDANCE WITH SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, ALL PROVISIONS OF THIS AGREEMENT AND OF THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED EXCLUSIVELY IN THE STATE OF NEW YORK.

(i)        EACH BORROWER, EACH GUARANTOR AND THE AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(j)        This Agreement, together with the Credit Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

S SQUARED, L.L.C., an Illinois limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________	ENVERSA COMPANIES LLC, a Texas limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________

GUARANTORS:

WOODLAND WIRELESS SOLUTIONS LTD., a Michigan corporation By: ________________________________ Name: ______________________________ Title: _______________________________	CORNERWORLD CORPORATION, a Nevada corporation By: ________________________________ Name: ______________________________ Title: _______________________________

WOODLAND HOLDINGS CORP., a Delaware corporation By: ________________________________ Name: ______________________________ Title: _______________________________	CORNERWORLD, INC., a Delaware corporation By: ________________________________ Name: ______________________________ Title: _______________________________

GULF MEDIA SOLUTIONS, LLC, a Delaware limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________	TINY DIAL, LLC, a Delaware limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________

BASCOMB & RICHARDS, LLC, a Delaware limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________	LANTANA DIRECT, LLC, a Delaware limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________

PHONE SERVICES & MORE, L.L.C., a Michigan limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________	AVENTURA MEDIA SYSTEMS, LLC, a Florida limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________

T2 COMMUNICATIONS, L.L.C., a Michigan limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________	THE LEADSTREAM, LLC, a Delaware limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________

DIGITAL360, LLC, a Nevada limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________	CORNERWORLD TV, LLC, a Michigan limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________

WEST MICHIGAN CO-LOCATION SERVICES, L.L.C., a Michigan limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________	T2 TV, L.L.C., a Michigan limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________

MONEY JACK, LLC, a Delaware limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________	Guarantors' Address: c/o CornerWorld Corporation 13101 Preston Road, Suite 100 Dallas, Texas 75240

AGENT:

EMERALD CREST MANAGEMENT COMPANY, LLC, a Delaware limited liability company By: ________________________________ Name: ______________________________ Title: _______________________________